                             [SOURCE CAPITAL LOGO]

                              SOURCE CAPITAL, INC.

                                      2000
                                 ANNUAL REPORT

                         for the year ended December 31

                              SOURCE CAPITAL, INC.

                             [SOURCE CAPITAL LOGO]

DIRECTORS

Willard H. Altman, Jr.
Wesley E. Bellwood
Eric S. Ende
David Rees
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND
  CHIEF INVESTMENT OFFICER
Steven R. Geist, SENIOR VICE PRESIDENT AND
  FIXED-INCOME MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

Mellon Investor Services LLC
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

                         SUMMARY FINANCIAL INFORMATION

                                         For the year ended December 31,
                                -------------------------------------------------
                                         2000                       1999
                                -----------------------    ----------------------
                                   Total          Per         Total         Per
                                    Net         Common         Net         Common
                                   Assets        Share        Assets       Share
                                ------------    -------    ------------    ------
Beginning of year.............  $444,388,091    $50.70     $417,776,547    $48.23
Net gain on investments,
  realized and unrealized.....    32,842,935      4.20       78,227,825     10.27
Income available to Common
  shareholders................       798,137      0.09          404,604      0.05
Distributions to Common
  shareholders................   (49,738,753)    (6.41)     (59,511,247)    (7.86)
Proceeds from shares issued
  for distributions reinvested
  by
  shareholders................     9,320,166      0.04        7,490,362      0.01
                                ------------    ------     ------------    ------
    Net changes during year...  $ (6,777,515)   $(2.08)    $ 26,611,544    $ 2.47
                                ------------    ------     ------------    ------
End of year...................  $437,610,576    $48.62     $444,388,091    $50.70
                                ============    ======     ============    ======
Common market price per
  share.......................      52 11/16                     48 1/4
Common market premium
  (discount) to net asset
  value.......................          8.4%                     (4.8)%
Preferred asset coverage......          808%                       821%
Preferred liquidation
  preference per share........        $27.50                     $27.50
Preferred market price per
  share.......................        27 3/4                         28

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE COMPANY
      SOURCE CAPITAL, INC. is a major diversified, publicly traded investment company with total net assets of approximately $438,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.
  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. The 1,969,212 outstanding Preferred shares each have a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 7,887,477 shares of Common Stock outstanding.
  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.
  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.
  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.
  Source Capital has a Common Stock Distribution Policy which provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.
  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 20 subsequent increases to the current rate of $4.60. Maintenance of the current $4.60 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $46.00.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2000 INVESTMENT PORTFOLIO RETURNS

  Total net assets of Source Capital amounted to $437,610,576 at December 31, 2000. After providing for Preferred stock equity, Common equity amounted to $383,457,246 or $48.62 of net asset value per Common share. This compared with total net assets of $444,388,091, Common equity of $390,234,761 and net asset value per Common share of $50.70 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $54,464,862. As a result, Source Capital achieved a total investment return during 2000 of 9.6% on its Common net asset value (9.5% on total net assets) with both figures reflecting the reinvestment of dividends and distributions.

 The table at the bottom of this page compares Source Capital's investment results with the returns of several well-known indices of securities prices. All the percentage changes shown represent total investment returns from both income and appreciation (depreciation) calculated on the basis of reinvesting all dividends and distributions.

NET INVESTMENT INCOME
  Reversing a trend that has been in place for the past several years, net investment income increased for the year 2000. This primarily occurred as a result of a modest increase in our holdings of dividend producing common and preferred stocks. As a result, our gross investment income is now almost evenly divided between interest and dividends which is quite different from the portfolio of the early 90s which was dominated by high interest rate debt. Specifically, net investment income amounted to $1,512,773 and $5,524,246 for the fourth quarter and full year, respectively, compared with $1,466,799 and $5,130,713 in 1999. After providing for Preferred dividends, net investment income per Common share totaled $0.03 and $0.09 for the fourth quarter and full year, respectively, compared with $0.04 and $0.05 earned in the corresponding periods of 1999.

--------------------------------------------------------------------------------

                            SOURCE CAPITAL                   STOCK MARKET INDICES                   FIXED-INCOME INDICES
                      --------------------------  ------------------------------------------  --------------------------------
                         TOTAL         COMMON       RUSSELL          S&P                        LEHMAN BROTHERS     TREASURY
       PERIOD          NET ASSETS      EQUITY         2500           500           DJIA        GOVT/CREDIT INDEX   BILL YIELDS
--------------------  ------------  ------------  ------------  -------------  -------------  -------------------  -----------
        2000                + 9.5%        + 9.6%         + 4.3%         - 9.1%         - 4.7%            +11.9%       + 6.0%
        1999                +21.4         +23.1          +24.2          +21.0          +27.3             - 2.2        + 4.7
        1998                + 6.4         + 5.8          + 0.4          +28.6          +18.2             + 9.5        + 5.1
        1997                +23.0         +25.4          +24.4          +33.4          +24.9             + 9.8        + 5.2
        1996                +20.0         +21.9          +19.0          +23.0          +28.9             + 2.9        + 5.3
        1995                +18.7         +20.7          +31.7          +37.6          +36.9             +19.2        + 5.7
        1994                + 2.0         + 0.6          - 1.1          + 1.3          + 5.0             - 3.5        + 4.2
        1993                + 6.7         + 6.3          +16.5          +10.0          +17.0             +11.0        + 3.1
        1992                +12.5         +13.3          +16.2          + 7.6          + 7.4             + 7.6        + 3.6
        1991                +19.7         +22.2          +46.7          +30.5          +24.3             +16.1        + 5.8
        1990                - 1.2         - 3.2          -14.9          - 3.1          - 0.5             + 8.3        + 7.8
        1989                +21.1         +23.9          +19.4          +31.7          +32.3             +14.2        + 8.2
        1988                +15.2         +16.8          +22.7          +16.6          +16.2             + 7.6        + 6.2
        1987                + 3.0         + 1.7          - 4.7          + 5.3          + 5.6             + 2.3        + 5.9
        1986                +12.8         +13.9          +12.0          +18.7          +27.3             +15.6        + 6.0
        1985                +24.2         +28.5          +31.9          +31.7          +33.7             +21.3        + 7.5
        1984                +11.9         +12.8          - 4.1          + 6.3          + 1.4             +15.0        + 9.6
        1983                +18.4         +21.3          +27.7          +22.6          +26.1             + 8.0        + 8.6
        1982                +21.6         +26.1          +26.7          +21.6          +27.2             +31.1        +10.7
        1981                +14.2         +16.0          + 3.0          - 4.9          - 3.7             + 7.3        +14.1
        1980                +19.2         +23.1          +34.3          +32.5          +22.2             + 3.0        +11.6
        1979                +26.6         +35.0          +38.4          +18.6          +10.7             + 2.3        +10.3
        1978                +16.1         +19.7            N/A          + 6.6          + 2.8             + 1.2        + 7.2
        1977                +13.0         +15.1            N/A          - 7.2          -12.9             + 3.0        + 5.4
  Annual Compound
  Rate of Return:
      22 years              +14.6         +16.2          +16.0          +16.5          +16.8             + 9.7        + 7.0
      24 years              +14.6         +16.3            N/A          +15.0          +14.7             + 9.0        + 7.0

DISTRIBUTIONS TO COMMON SHAREHOLDERS

  The distribution rate on Source Capital Common Stock is currently at the $4.60 annual rate which has been in effect since May 2000. Source Capital's distribution policy, initiated in June 1976, calls for payments to Common shareholders of approximately 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy almost 25 years ago, continuing growth in net asset value has led to 20 increases in the distribution rate totaling 229%. This growth was achieved despite payments to shareholders in excess of net investment income of $456,312,516 or $67.03 per Common share, plus payment of federal income tax on the retained portion of net realized long-term gains of $36,198,677 or $5.99 per Common share. As we have repeatedly pointed out, maintenance of the current $4.60 Common distribution rate is dependent on achieving investment results which will sustain a net asset value of approximately $46.00.
 Capital gains are the eventual result of successful investments. As in recent years, changes in relative market valuation as well as changing prospects of individual companies have led us to sell certain holdings in 2000 and these sales have resulted in the realization of significant net capital gains. We believe that we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

 As a result of these changes, the Company realized $38,991,019 in net capital gains in 2000. Distribution of these gains required payment of a special distribution of $1.86 per share to Common shareholders on December 15, 2000 in addition to the $1.15 per share regular quarterly distribution to Common shareholders. Detailed tax information is presented on page 10.

MARKET PRICES AND SHAREHOLDER RETURNS

  In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares which deviate from the underlying changes in net asset value can cause shareholder returns to be either enhanced or diminished.

 The Year 2000 represents the most dramatic case in many years of shareholder returns far exceeding those of the underlying portfolio. Source ended 2000 selling at a 8.4% premium to net asset value, a gratifying turnaround from its 4.8% discount at the end of 1999. This positive change in the market's view of Source's value had the effect of more than doubling the return realized by Source shareholders in 2000--from the 9.6% actual return on the underlying portfolio, to the 22.5% return of the stock.

 Although we were very pleased with the stock market's increased enthusiasm for Source, we feel compelled to point out that not only is this unlikely to repeat itself in 2001, but could easily be reversed, resulting in a year of shareholder returns well below the actual performance of the portfolio. For example, if the market price of Source were to decline to a 5% discount by the end of 2001, it would require a 14% return on the underlying portfolio just to keep shareholders at breakeven for the year.

 The following table presents 2000 market returns for both Common and Preferred shareholders:

                                  Common    Preferred
                                  Stock       Stock
                                ----------  ---------
Change in Market Value:
  NYSE Closing Price
    -- 12/31/2000.............   $52.6875   $27.7500
  NYSE Closing Price
    -- 12/31/1999.............   $48.2500   $28.0000
                                 --------   --------
  Net change in 2000..........   $ 4.4375   $(0.2500)
Distributions in 2000.........     6.4100     2.4000
                                 --------   --------
Total return -- Amount........   $10.8475   $ 2.1500
Total return -- Percent.......      22.5%       7.7%

 Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 24.1% during 2000. Furthermore, on a long-term basis those shareholders who participated in the Automatic Reinvestment Plan during each of the 24 years since its inception experienced an annual compound rate of return of 18.3%.

COMMENTARY

  The Year 2000 was notable in that it marked the first year in half a decade in which the major stock averages failed to make outsized gains. Both the S&P 500 and Nasdaq were up over 20% for each of the prior 5 years, but both declined in 2000. This "technology bear market" was actually worse than indicated by the full year data, since these stocks had been going up until mid-March. The table below shows the performance of selected indexes from their March highs to year-end, as well as full-year performance.

                          March High             Full Year
                       To Year-End 2000            2000
                       ----------------          ---------
Nasdaq                     (51.1)%                (39.3)%
S&P 500                    (12.8)%                 (9.1)%
Russell 2000               (19.4)%                 (3.0)%
Source                      11.1%                   9.6%

 In contrast to the market as a whole, March represented the nadir of Source's relative performance and the start of a period of results much better than the market averages.

 Another notable aspect of last year's stock market was the extent to which the weak performance eroded the enormous gains of prior years, especially for the Nasdaq, whose 86% gain in 1999 so well epitomized the excessive ebullience of this period. The table below shows both the 1999 and 2000 returns of selected indexes, as well as the annualized returns for the combined 2 year period. This is an excellent illustration of the wisdom of one of Warren Buffett's rules for successful investing--"Don't lose money."

                        1999     2000     1999-2000*
                       ------   -------   ----------
Nasdaq                  85.6%   (39.3)%      6.2%
S&P 500                 21.0%    (9.1)%      4.9%
Russell 2500            24.2%      4.3%     13.8%
Source                  23.1%      9.6%     16.2%

 *Annualized Return

 As you have probably already noted, Source's performance last year was quite good--a gain of almost 10%. This also marked the fourth year of the past five in which Source did better than its benchmark, the Russell 2500 Index.

                       1996    1997    1998   1999    2000   Five Years*
                       -----   -----   ----   -----   ----   -----------
Source                 21.9%   25.4%   5.8%   23.1%   9.6%      16.9%
Russell 2500           19.0%   24.4%   0.4%   24.2%   4.3%      14.0%

 *Annualized Return

 Each year brings opportunities to buy stocks at attractive prices, and often these opportunities are found within the Source portfolio. This was the case last year as well, and we added to positions in a number of companies first purchased in earlier years. The two most significant instances of this were CARNIVAL and O'REILLY AUTOMOTIVE. In both cases, significant price declines--to prices we considered very cheap--led us to purchase enough additional shares as to more than double each position.

 CARNIVAL has been in the Source portfolio since 1995. It is the world-wide leader in the cruise business, with a comprehensive offering ranging from the mass market Carnival Cruise, up through the premium Holland-America to the luxury Cunard and Seabourn.

 The cruise industry has grown steadily over the past few decades. Many consumers have been attracted by the uncomplicated and hassle-free nature of the product, as well as by its good value relative to other vacation alternatives. Travel agents have found its generous commission structure equally attractive. It is a business with severe barriers to entry--a single ship costs upwards of $400 million, and to be a viable competitor would require at least several ships as well as a well recognized brand name. Disney is the sole industry entrant in recent years, and it has had only limited success. The industry has steadily consolidated, and now the three largest companies--Carnival, Royal Caribbean, and Princess--dominate the business.

 Within this attractive industry, Carnival's competitive position is the strongest. It has well regarded and well advertised brands, the largest travel agent sales force, the highest operating margins, and the best balance sheet. It also has the leading market share, both in North America and in Europe, with its recently purchased Costa Cruise Lines.
 After peaking at a price above $50 per share during 1999, Carnival's stock price declined sharply in February 2000 and eventually bottomed near $18 in June. The market's concerns centered on four areas:

 - After rising for several years, cruise prices had weakened, especially compared to the recent millennium cruises.

 - Demand growth seemed to be slowing. A future recession could obviously make this problem even worse.

 - Fuel costs were way up.

 - Industry capacity growth was excessive. Too many new ships were being ordered.

 Although there was some truth in all of these market worries, we felt strongly that the price decline was overdone. In the high teens, Carnival was selling at only 10-11x earnings, an unreasonably low multiple for the high-return market leader in a growing industry. In addition, there was good reason to believe that some of the market worries would dissipate over time.

 - Even with flat pricing, Carnival was earning excellent returns on capital.

 - The industry had not been especially economically sensitive in the past. Carnival had come through the recession of the early 1990s with no worse than flat earnings.

 - Though fuel costs were up a lot they were unlikely to stay there.

 - Capacity growth issues would be ameliorated as weak cruise lines folded and older ships left the North American market.

 We had fortunately sold about half our Carnival position in late 1998 and early 1999, well before the price decline, at an average price of about $45 per share. This gave us more room to add to our holdings when prices declined. Between February and June we bought 310,000 shares of Carnival, a 130% increase in the position size, at an average price of about $25.

 Carnival has recently been trading in the low- to mid-$30s driven by hints of improved pricing and demand, as well as a series of bankruptcies by smaller cruise lines. At year-end, Carnival was Source's fourth largest position.

 Another company in which we increased our commitment last year was O'REILLY AUTOMOTIVE. We first purchased O'Reilly in early 1997. It is a leading retailer of auto parts, operating stores in the mid-west. Its earnings have grown rapidly and is regarded as one of the best managed companies in its industry. Unlike most of its competitors, who concentrate on the DIY (Do-It-Yourself) customer, O'Reilly's business is evenly divided between DIY and professional mechanics. This tends to give it more knowledgeable employees, a more comprehensive inventory, and the ability to operate in smaller communities than its competitors.

 O'Reilly's stock peaked in the mid-$20s in July 1999, but declined sharply during the December '99-March '00 period, dropping from $24 to $8 per share. We continue to be mystified by this performance. About the best explanation we can think of is that the weather in O'Reilly's market area was unusually warm in December and January. The auto parts business is helped by extreme weather conditions--hot summers and cold winters--so the mild December/January weather was bad for sales.

 Though clearly a negative factor, temporary weather fluctuations should not affect the long-term value of the company. In fact, O'Reilly's earnings were not significantly impacted by the pleasant winter, increasing by 30% in 1999 and over 20% in 2000, with respectable performances in each quarter as well.

 Since we continued to like the company, and seeing no justification for its extreme price decline, we purchased almost 600,000 additional shares at an average price of about $14, roughly doubling our prior position size. At a price in the low-to-mid-teens, O'Reilly's PE multiple was only 11-13x, a valuation which seemed extraordinarily cheap for a company with its excellent historical performance and prospects.

 O'Reilly's stock price has recovered to back over $20 per share, as its earnings growth has continued unabated. At year-end 2000 it was Source's largest individual position.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and
  Chief Investment Officer

January 29, 2001

                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000

COMMON STOCKS                                                             Shares        Value
------------------------------------------------------------            ----------   ------------
PRODUCER DURABLE GOODS -- 25.2%
Crane Co....................................................               504,400   $ 14,343,875
Denison International plc (ADR)*++..........................               630,900      9,384,638
Donaldson Company, Inc......................................               421,400     11,720,187
Graco Inc...................................................               546,500     22,611,438
IDEX Corporation............................................               486,400     16,112,000
Kaydon Corporation..........................................               421,800     10,492,275
Manitowoc Company, Inc., The................................               500,000     14,500,000
Zebra Technologies Corporation (Class A)*...................               273,400     11,153,865
                                                                                     ------------
                                                                                     $110,318,278
                                                                                     ------------
BUSINESS SERVICES & SUPPLIES -- 10.0%
Bacou USA, Inc.*............................................               435,100   $ 11,312,600
HON INDUSTRIES Inc..........................................               573,000     14,611,500
Kforce.com, Inc.*...........................................               107,202        328,306
Manpower Inc................................................               300,000     11,400,000
Office Depot, Inc.*.........................................               865,000      6,163,125
                                                                                     ------------
                                                                                     $ 43,815,531
                                                                                     ------------
RETAILING -- 8.5%
Circuit City Stores, Inc....................................               440,000   $  5,060,000
O'Reilly Automotive, Inc.*..................................             1,109,000     29,665,750
Pathmark Stores, Inc.*......................................               114,369      1,887,088
Pathmark Stores, Inc., Warrants*............................                80,898        389,322
                                                                                     ------------
                                                                                     $ 37,002,160
                                                                                     ------------
TECHNOLOGY -- 6.3%
Belden Inc..................................................               519,500   $ 13,182,313
Channell Commercial Corporation*............................               265,000      1,722,500
KEMET Corporation*..........................................               449,800      6,803,225
Methode Electronics, Inc. (Class A).........................               260,000      5,963,750
                                                                                     ------------
                                                                                     $ 27,671,788
                                                                                     ------------
MATERIALS  -- 5.9%
Martin Marietta Materials, Inc..............................               200,000   $  8,460,000
OM Group, Inc...............................................               318,800     17,414,450
                                                                                     ------------
                                                                                     $ 25,874,450
                                                                                     ------------
HEALTH CARE -- 5.7%
DENTSPLY International Inc..................................               181,000   $  7,081,625
Landauer, Inc.++............................................               510,000      9,307,500
Ocular Sciences, Inc.*......................................               722,900      8,403,712
                                                                                     ------------
                                                                                     $ 24,792,837
                                                                                     ------------
DISTRIBUTION -- 5.3%
Arrow Electronics, Inc.*....................................               370,000   $ 10,591,250
Black Box Corporation*......................................               260,800     12,599,900
                                                                                     ------------
                                                                                     $ 23,191,150
                                                                                     ------------
ENTERTAINMENT -- 3.8%
Carnival Corporation........................................               546,600   $ 16,842,112
                                                                                     ------------
CONSUMER DURABLE GOODS -- 3.2%
Clayton Homes, Inc..........................................             1,216,600   $ 13,990,900
                                                                                     ------------
INSURANCE -- 2.6%
Brown & Brown, Inc..........................................               320,400   $ 11,214,000
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000

                                                                        Shares or
                                                                           Face
COMMON STOCKS (CONTINUED)                                                 Amount        Value
------------------------------------------------------------            ----------   ------------
BANKING -- 2.5%
National Commerce Bancorporation............................               445,000   $ 11,013,750
                                                                                     ------------
CONSUMER NON-DURABLE GOODS -- 2.2%
Lancaster Colony Corporation................................               341,450   $  9,581,941
                                                                                     ------------
EDUCATION -- 1.7%
Strayer Education, Inc......................................               293,200   $  7,494,925
                                                                                     ------------
TOTAL COMMON STOCKS -- 82.9% (Cost $264,232,593)............                         $362,803,822
                                                                                     ------------
PREFERRED STOCKS -- 2.0% (Cost $10,015,878)
Crown American Realty Trust.................................                59,000   $  2,227,250
New Plan Excel Realty Trust, Cvt............................               225,000      4,725,000
ProLogis Trust (Series A)...................................                80,000      1,860,000
                                                                                     ------------
                                                                                     $  8,812,250
                                                                                     ------------
CONVERTIBLE BONDS AND DEBENTURES
TRANSPORTATION -- 1.8%
Offshore Logistics, Inc. -- 6% 2003.........................            $7,500,000   $  7,800,000
                                                                                     ------------
PRODUCER DURABLE GOODS -- 1.6%
Checkpoint Systems, Inc. -- 5 1/4% 2005.....................            $4,000,000   $  2,320,000
DRS Technologies, Inc. -- 9% 2003...........................             2,000,000      3,030,000
MascoTech, Inc. -- 4 1/2% 2003..............................             3,000,000      1,815,000
                                                                                     ------------
                                                                                     $  7,165,000
                                                                                     ------------
TELECOMMUNICATIONS -- 1.0%
World Access, Inc. -- 4 1/2% 2002...........................            $7,505,000   $  4,315,375
                                                                                     ------------
REAL ESTATE INVESTMENT TRUST -- 0.9%
CenterTrust Retail Properties, Inc.
  -- 7 1/2% 2001 (Series A).................................            $1,050,000   $  1,046,719
  -- 7 1/2% 2001 (Series B).................................             2,750,000      2,736,250
                                                                                     ------------
                                                                                     $  3,782,969
                                                                                     ------------
DISTRIBUTION -- 0.8%
Reptron Electronics, Inc. -- 6 3/4% 2004....................            $5,980,000   $  3,498,300
                                                                                     ------------
CONSUMER NON-DURABLE GOODS -- 0.3%
Central Garden & Pet Co. -- 6% 2003.........................            $2,500,000   $  1,650,000
                                                                                     ------------
TOTAL CONVERTIBLE BONDS AND DEBENTURES -- 6.4% (Cost
 $30,730,907)...............................................                         $ 28,211,644
                                                                                     ------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000

                                                                           Face
NON-CONVERTIBLE BONDS AND DEBENTURES                                      Amount        Value
------------------------------------------------------------            ----------   ------------
CORPORATE -- 2.9%
Advantica Restaurant Group, Inc. -- 11 1/4% 2008............            $2,131,100   $    969,651
DLJ Mortgage Acceptance Corp. (Series 1997-E Class B)
 -- 7.5481% 2026+...........................................               935,600        389,736
Fleming Companies, Inc. -- 10 5/8% 2001.....................             2,000,000      1,930,000
Realty Income Corporation -- 8 1/4% 2008....................             2,000,000      1,885,000
Rockefeller Center Properties, Inc. -- 7.4375% 2007.........             3,005,000      2,772,112
Tenet Healthcare Corporation -- 8% 2005.....................             2,000,000      1,995,000
United Stationers Inc. -- 8 3/8% 2008.......................             3,000,000      2,805,000
                                                                                     ------------
                                                                                     $ 12,746,499
                                                                                     ------------
U.S. GOVERNMENT AND AGENCIES -- 0.3%
Federal Home Loan Mortgage Corporation
  -- 6 1/2% 2023 (IO).......................................            $1,438,600   $    129,137
  -- 10.15% 2006 (REMIC)....................................                24,100         24,123
Government National Mortgage Association (Mobile Home)
  -- 9 3/4% 2010............................................               911,300        938,639
                                                                                     ------------
                                                                                     $  1,091,899
                                                                                     ------------
TOTAL NON-CONVERTIBLE BONDS
  AND DEBENTURES -- 3.2% (Cost $15,560,138).................                         $ 13,838,398
                                                                                     ------------
TOTAL INVESTMENT SECURITIES -- 94.5% (Cost $320,539,516)....                         $413,666,114
                                                                                     ------------
SHORT-TERM INVESTMENTS -- 3.2% (Cost $13,944,770)
Short-term Corporate Notes:
  General Electric Capital Corporation -- 6.46% 1/3/01......            $3,000,000   $  2,998,923
  American General Corporation -- 6.31% 1/8/01..............             1,920,000      1,917,645
  General Electric Capital Corporation -- 6.49% 1/19/01.....             3,000,000      2,990,265
  General Electric Capital Corporation -- 6.47% 1/23/01.....             5,400,000      5,378,649
State Street Bank Repurchase Agreement -- 5 1/4% 1/2/01
 (Collateralized by U.S. Treasury Bonds -- 8 7/8% 2019,
 market value $678,593).....................................               659,000        659,288
                                                                                     ------------
                                                                                     $ 13,944,770
                                                                                     ------------
TOTAL INVESTMENTS -- 97.7% (Cost $334,484,286)..............                         $427,610,884
Other assets and liabilities, net -- 2.3%...................                            9,999,692
                                                                                     ------------
TOTAL NET ASSETS -- 100%....................................                         $437,610,576
                                                                                     ============

*   Non-income producing securities

+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. DLJ Mortgage Acceptance Corp. was purchased on September 8, 1997 and it constituted 0.1% of total net assets at December 31, 2000.

++ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the year ended December 31, 2000.

                                                              Purchases      Sales     Realized    Dividend
                                                               at Cost      at Cost      Gain       Income
                                                              ----------   ---------   ---------   --------
      Denison International plc (ADR).......................  $  546,450        --          --        --
      Landauer, Inc.........................................   3,046,639        --          --     $484,645

See notes to financial statements.

                              STATISTICAL PROFILE
                                  (UNAUDITED)
                        PRINCIPAL COMMON STOCK HOLDINGS

                                                                Fundamental Data                         Valuation Data
                                               ---------------------------------------------------  -------------------------
                                               10 Year Record*                 Profitability
                                               ----------------   Total   ------------------------
                                               Growth  Yrs. EPS  Debt %     Ret. on      Ret. on     P/E    Price/Book  Div.
                                                Rate   Declined  Capital  Beg. Equity  Avg. Assets  Ratio     Value     Yield
-----------------------------------------------------------------------------------------------------------------------------
Arrow Electronics                                31%       4        57%        19%          6%         9.6x      1.6x    0.0%
Bacou USA                                        13        0        39         18           8         14.9       2.2     0.0
Belden                                           10        2        49         21           7         11.9       2.2     0.8
Black Box                                        27        0        29         28          12         15.4       2.7     0.0
Brown & Brown                                    17        1         4         31          13         30.2       8.2     0.9
Carnival                                         16        1        20         17          12         18.8       3.1     1.4
Clayton Homes                                    17        1         9         13           9         12.2       1.5     0.6
Crane                                             7        2        27         20          10         16.2       2.9     1.4
Denison International                             4        1         6         16           9         13.2       2.0     0.0
Donaldson                                        15        0        42         26          11         18.3       4.6     1.1
Graco                                            17        2        24        110          29         12.2       7.6     1.5
HON INDUSTRIES                                   11        3        19         21          11         14.4       2.7     1.7
IDEX                                             12        1        40         19           8         16.0       2.7     1.7
Kaydon                                            9        2        13         18          12         14.1       2.4     1.9
Lancaster Colony                                 18        0         4         24          17         11.0       2.4     2.4
Landauer                                          6        1         0         51          29         11.9       5.9     7.7
Manitowoc                                        22        3        49         27          10         12.1       3.1     1.0
Manpower                                         19        1        43         27           6         17.1       3.9     0.5
National Commerce                                19        0        68         25           2         19.5       4.0     2.1
OM Group                                         17        0        53         16           6         18.5       2.6     0.8
O'Reilly Automotive                              24        0        26         14           8         25.2       3.1     0.0
Zebra Technologies (Cl. A)                       24        1         0         25          21         15.6       3.6     0.0
-----------------------------------------------------------------------------------------------------------------------------
Source Portfolio                                 18        1        30         21          10         14.6       2.6     1.0
Russell 2500                                     10       **        41         14           6         22.7       2.5     1.5
-----------------------------------------------------------------------------------------------------------------------------
* 5 to 9 year data used when 10 years not available
**Comparable data not available

--------------------------------------------------------------------------------

                            MAJOR PORTFOLIO CHANGES
                                  (UNAUDITED)
                        Quarter Ended December 31, 2000

                                                                 Shares or
                                                                Face Amount
                                                              ---------------
NET PURCHASES

NON-CONVERTIBLE SECURITY
Fleming Companies, Inc. -- 10 5/8% 2001(1)..................  $     2,000,000

NET SALES

COMMON STOCKS
Brown & Brown, Inc..........................................      57,300 shs.
Crane Co....................................................      30,600 shs.
DENTSPLY International Inc..................................     156,000 shs.
JLK Direct Distribution Inc. (Class A)(2)...................     680,700 shs.
Kforce.com, Inc.............................................     344,698 shs.
Lancaster Colony Corporation................................      49,000 shs.
Lincare Holdings Inc.(2)....................................     215,000 shs.
National Commerce Bancorporation............................      85,000 shs.
OM Group, Inc...............................................      70,500 shs.

CONVERTIBLE SECURITY
Office Depot, Inc. -- 0% 2008(2)............................  $     2,000,000

NON-CONVERTIBLE SECURITY
Trump Atlantic City Associates -- 11 1/4% 2006(2)...........  $     4,000,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                         FEDERAL INCOME TAX INFORMATION
                                  (UNAUDITED)
                                 CALENDAR 2000

CASH DIVIDENDS AND DISTRIBUTIONS:

                                                                          (1)              (2)
                                                        AMOUNT         ORDINARY         LONG-TERM
                                                         PAID           INCOME        CAPITAL GAIN
DATE PAID                                             PER SHARE        DIVIDENDS      DISTRIBUTIONS
---------                                             ----------       ---------      -------------
PREFERRED STOCK:
03/15/2000                                               $0.60          $  0.60           --
06/15/2000                                                0.60             0.60           --
09/15/2000                                                0.60             0.60           --
12/15/2000                                                0.60             0.60           --
                                                         -----          -------          -------
      TOTAL                                              $2.40          $  2.40           --
                                                         =====          =======          =======
COMMON STOCK:
03/15/2000                                               $1.10          $0.1024          $0.9976
06/15/2000                                                1.15           0.1069           1.0431
09/15/2000                                                1.15           0.0526           1.0974
12/15/2000                                                1.15           0.0526           1.0974
12/15/2000 (special year-end)                             1.86            --              1.8600
                                                         -----          -------          -------
      TOTAL                                              $6.41          $0.3145          $6.0955
                                                         =====          =======          =======

  The amount in column (1) is to be included as dividend income on your tax return. For corporate shareholders, 37.9% of the amount in column (1) qualifies for the 70% corporate dividends received deduction.

  In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions and all amounts qualify as 20% rate gain distributions.

  A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2000 tax returns. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2000. Therefore, Common shareholders will not receive a Form 2439 for 2000.

--------------------------------------------------------------------------------

NOTICE TO DIVIDEND REINVESTMENT PLAN PARTICIPANTS:

 The information above shows the cash distributions paid by Source Capital during 2000. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

  The distributions paid during the year were reinvested at a discount from the market price and the additional taxable amount of these distributions for each Common share purchased is as follows: March 15, 2000, $0.6100 per share;
June 15, 2000, $0.8700 per share; September 15, 2000, $2.5750 per share;
December 15, 2000, $2.5594 per share.

--------------------------------------------------------------------------------

STATE TAX INFORMATION:

 None of the amounts reported in column (1) were derived from U.S. Treasury Securities.

  Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentages should be applied to the amounts in column (2): 44.7% of these gains were derived from assets held more than 1 year, 15.0% more than 2 years, 26.4% more than 3 years and 13.9% more than 4 years.

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                    December 31, 2000
                                                              ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $320,539,516) -- Note A.........................  $413,666,114
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A................    13,944,770      $427,610,884
                                                              ------------
  Cash......................................................                             533

  Receivable for:
    Investment securities sold..............................  $  9,502,542
    Dividends and accrued interest..........................     1,128,319        10,630,861
                                                              ------------      ------------
                                                                                $438,242,278

LIABILITIES
  Payable for:
    Advisory fees...........................................  $    252,532
    Accrued dividends -- Preferred Stock....................       196,921
    Investment securities purchased.........................       132,635
    Accrued expenses........................................        49,614           631,702
                                                              ------------      ------------
TOTAL NET ASSETS -- December 31, 2000.......................                    $437,610,576
                                                                                ============

  Assets applicable to Preferred Stock at a liquidation
    preference of
    $27.50 per share (asset coverage 808%) -- Note B........                    $ 54,153,330
                                                                                ============

  Net assets applicable to Common Stock -- $48.62 per
    share...................................................                    $383,457,246
                                                                                ============

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per
    share;
    authorized 3,000,000 shares; outstanding 1,969,212
    shares -- Note B........................................                    $  5,907,636
  Common Stock -- par value $1 per share; authorized
    12,000,000 shares;
    outstanding 7,887,477 shares -- Note B..................                       7,887,477
  Additional Paid-in Capital................................                     320,427,148
  Undistributed net investment income.......................                       3,565,795
  Undistributed net realized gain on investments............                       6,695,922
  Unrealized appreciation of investments....................                      93,126,598
                                                                                ------------
TOTAL NET ASSETS -- December 31, 2000.......................                    $437,610,576
                                                                                ============

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                                                                    For the year ended December 31,
                                                       ----------------------------------------------------------
                                                                  2000                            1999
                                                       --------------------------      --------------------------
INVESTMENT INCOME
  Income:
    Interest.........................................                 $ 4,838,718                     $ 5,090,412
    Dividends (including $484,645 from securities of
      affiliates during the year ended December 31,
      2000)..........................................                   4,468,737                       3,715,842
                                                                      -----------                     -----------
                                                                      $ 9,307,455                     $ 8,806,254
  Expenses -- Note C:
    Advisory fees....................................  $  2,997,045                    $  2,933,322
    Transfer agent fees and expenses.................       268,066                         265,467
    Reports to shareholders..........................       214,833                         192,591
    Directors' fees and expenses.....................        90,381                          88,567
    Taxes, other than federal income tax.............        65,820                          65,820
    Custodian fees and expenses......................        45,174                          45,575
    Legal and auditing fees..........................        34,389                          39,211
    Registration and filing fees.....................        16,742                          16,930
    Other expenses...................................        50,759     3,783,209            28,058     3,675,541
                                                       ------------   -----------      ------------   -----------
        Net investment income -- Note A..............                 $ 5,524,246                     $ 5,130,713
                                                                      -----------                     -----------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Net realized gain on investments:
    Proceeds from sale of investment securities
      (excluding short-term corporate notes with
      maturities 60 days or less)....................  $128,816,929                    $148,060,551
    Cost of investment securities sold...............    89,825,910                      81,123,861
                                                       ------------                    ------------
      Net realized gain on investments -- Notes A and
        D............................................                 $38,991,019                     $66,936,690

  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year.....  $ 99,274,682                    $ 87,983,547
    Unrealized appreciation at end of year...........    93,126,598                      99,274,682
                                                       ------------                    ------------
      Increase (decrease) in unrealized appreciation
        of investments...............................                  (6,148,084)                     11,291,135
                                                                      -----------                     -----------
        Net realized and unrealized gain on
          investments................................                 $32,842,935                     $78,227,825
                                                                      -----------                     -----------

NET INCREASE IN TOTAL NET
  ASSETS RESULTING FROM OPERATIONS...................                 $38,367,181                     $83,358,538
                                                                      ===========                     ===========

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                         For the year ended December 31,
                                          --------------------------------------------------------------
                                                       2000                            1999
                                          ------------------------------  ------------------------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
  Net investment income.................  $    5,524,246                  $    5,130,713
  Net realized gain on investments
    -- Notes A and D....................      38,991,019                      66,936,690
  Increase (decrease) in unrealized
    appreciation of investments.........      (6,148,084)                     11,291,135
                                          --------------                  --------------
Increase in total net assets resulting
  from operations.......................                  $   38,367,181                  $   83,358,538

Distributions to Preferred shareholders:
  From net investment income............                      (4,726,109)                     (4,726,109)

Distributions to Common shareholders:
  From net investment income............        --                        $     (709,997)
  From net realized capital gains.......  $  (49,738,753)    (49,738,753)    (58,801,250)    (59,511,247)
                                          --------------                  --------------
Proceeds from shares issued for
  distributions reinvested by
  shareholders -- Note B................                       9,320,166                       7,490,362
                                                          --------------                  --------------
Increase (decrease) in total net
  assets................................                  $   (6,777,515)                 $   26,611,544

TOTAL NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $2,767,658 and $3,073,051..........                     444,388,091                     417,776,547
                                                          --------------                  --------------
End of year, including
  undistributed net investment income
  of $3,565,795 and $2,767,658..........                  $  437,610,576                  $  444,388,091
                                                          ==============                  ==============

See notes to financial statements.

--------------------------------------------------------------------------------

                       NOTICE OF SOURCE OF DISTRIBUTIONS
                              (Common Stock Only)

    Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

                                     Source of Distributions
                                     -----------------------
                           Amount
                            Paid        Net     Net Realized
                            Per      Investment Capital
   Date Paid               Share      Income     Gains
----------------            -----    ---------     -----
       3/15/2000            $1.10       --         $1.10
       6/15/2000             1.15       --          1.15
       9/15/2000             1.15       --          1.15
      12/15/2000             1.15       --          1.15
      12/15/2000(special)    1.86       --          1.86
                            -----    ---------     -----
                            $6.41       --         $6.41
                            =====    =========     =====

  The source of distributions for financial reporting purposes differs from federal income tax reporting. See page 10 for federal income tax information.

                              FINANCIAL HIGHLIGHTS
   Selected data for a share of Common Stock outstanding throughout each year

                                                                            Year ended December 31,
                                                        ---------------------------------------------------------------
                                                           2000         1999         1998         1997         1996
                                                        -----------     ----         ----         ----         ----
Per share operating performance:
Net asset value at beginning of year..................  $     50.70  $     48.23  $     50.20  $     45.35  $     42.58
                                                        -----------  -----------  -----------  -----------  -----------
Income from investment operations:
  Net investment income...............................  $      0.70  $      0.67  $      0.88  $      1.08  $      1.30
  Net realized and unrealized gain
     on investment securities.........................         4.20        10.27         2.37        10.50         8.25
                                                        -----------  -----------  -----------  -----------  -----------
    Total from investment operations..................  $      4.90  $     10.94  $      3.25  $     11.58  $      9.55
                                                        -----------  -----------  -----------  -----------  -----------
Distributions to Preferred shareholders:
  From net investment income..........................  $     (0.61) $     (0.62) $     (0.63) $     (0.65) $     (0.65)
Distributions to Common shareholders:
  From net investment income..........................      --             (0.09)       (0.41)       (0.32)       (0.51)
  From net realized gains.............................        (6.41)       (7.77)       (4.21)       (5.76)       (5.62)
                                                        -----------  -----------  -----------  -----------  -----------
    Total distributions...............................  $     (7.02) $     (8.48) $     (5.25) $     (6.73) $     (6.78)
                                                        -----------  -----------  -----------  -----------  -----------
Effect of shares issued for distributions
  reinvested by shareholders..........................  $      0.04  $      0.01  $      0.03      --           --
                                                        -----------  -----------  -----------  -----------  -----------

Net asset value at end of year........................  $     48.62  $     50.70  $     48.23  $     50.20  $     45.35
                                                        ===========  ===========  ===========  ===========  ===========
Per share market value at end of year.................  $     52.69  $     48.25  $     49.06  $     51.06  $     45.50
Total investment return(1)............................        24.1%        15.2%         5.8%        26.9%        24.5%
Net asset value total return(2).......................         9.6%        23.1%         5.8%        25.4%        21.9%

Ratios/supplemental data:
  Net assets at end of year (in thousands)............     $437,611     $444,388     $417,777     $425,490     $382,146
  Ratio of expenses to average net assets.............        0.87%        0.87%        0.87%        0.87%        0.89%
  Ratio of net income to average net assets...........        1.28%        1.21%        1.59%        1.95%        2.52%
  Portfolio turnover rate.............................       18.55%       23.51%       28.34%       27.46%       41.04%
Preferred Stock:
Total shares outstanding(3)...........................    1,969,212    1,969,212    1,969,212    1,969,212    1,969,212
Asset coverage per share(3)...........................      $222.23      $225.67      $212.15      $216.07      $194.06
Involuntary liquidation preference per share..........       $27.50       $27.50       $27.50       $27.50       $27.50
Average market value per share(4).....................       $27.87       $28.54       $29.95       $28.72       $28.50

(1) Based on market value per share, adjusted for reinvestment of distributions
(2) Based on net asset value per share, adjusted for reinvestment of distributions
(3) Information shown as of the end of the year
(4) The average of all month-end market values during each year
See notes to financial statements.
--------------------------------------------------------------------------------

             QUARTERLY RESULTS OF INVESTMENT OPERATIONS (unaudited)

                                                                          Quarter ended
                                               --------------------------------------------------------------------
                                               March 31, 2000  June 30, 2000  September 30, 2000  December 31, 2000
                                               --------------  -------------  ------------------  -----------------
Total investment income......................   $  2,412,649   $  2,541,717      $  1,936,977        $ 2,416,112
Net investment income........................   $  1,431,854   $  1,534,863      $  1,044,756        $ 1,512,773
Income available to Common...................   $    250,327   $    353,336      $   (136,771)       $   331,245
  Per share Common...........................      $0.03          $0.05           $(0.02)             $0.03
Net realized and unrealized
  appreciation (depreciation)................   $ 19,222,750   $(33,245,782)     $ 12,679,598        $34,186,369
  Per share Common...........................      $2.49         $(4.30)           $1.65              $4.36

                                                                          Quarter ended
                                               --------------------------------------------------------------------
                                               March 31, 1999  June 30, 1999  September 30, 1999  December 31, 1999
                                               --------------  -------------  ------------------  -----------------
Total investment income......................   $  2,073,707   $  2,074,296      $  2,290,001        $ 2,368,250
Net investment income........................   $  1,193,353   $  1,110,058      $  1,360,503        $ 1,466,799
Income available to Common...................   $     11,826   $    (71,469)     $    178,975        $   285,272
  Per share Common...........................       --           $(0.01)           $0.02              $0.04
Net realized and unrealized
  appreciation (depreciation)................   $(32,237,518)  $ 87,411,808      $(20,078,280)       $43,131,815
  Per share Common...........................     $(4.28)         $11.54          $(2.65)             $5.66

                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term corporate notes with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes on net investment income is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. USE OF ESTIMATES--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      4. OTHER--Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B--CAPITAL STOCK
      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      During the years ended December 31, 2000 and 1999, the Company issued 189,833 and 157,584 shares of Common Stock, respectively, under its Reinvestment Plan for Common and Preferred shareholders.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED
         TRANSACTIONS

      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser") monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For the years ended December 31, 2000 and 1999, the Company paid aggregate fees of $90,000 and $87,500, respectively, to all Directors who are not affiliated persons of the Investment Adviser. During the years ended December 31, 2000 and 1999, the Company incurred legal fees of $4,434 and $6,886, respectively, payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm.

NOTE D--PURCHASES AND SALES OF SECURITIES

      The cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $78,517,246 and $95,788,472 for the years ended December 31, 2000 and 1999, respectively. Realized gains and losses are based on the specific-certificate identification method. The cost of investment securities owned at December 31, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2000 for federal income tax purposes was $120,376,537 and $27,249,939, respectively.

NOTE E--QUARTERLY INFORMATION

      See page 14 for unaudited quarterly results of investment operations.

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF SOURCE CAPITAL, INC.

   We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2000, and the related statements of operations and changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc. as of December 31, 2000, the results of its operations and the changes in its total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Los Angeles, California
February 5, 2001

                           DIVIDEND REINVESTMENT PLAN

 Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). The Chase Manhattan Bank ("Agent") c/o Mellon Investor Services LLC, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as agent for participants under the Plan.

 A shareholder may join the Plan by signing and returning an authorization form which may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

 Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

 For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

 In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

 All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

--------------------------------------------------------------------------------

                           RESULTS OF SPECIAL MEETING

A special meeting of shareholders was held on October 23, 2000, to vote upon a new investment advisory agreement between the Company and the Investment Adviser. With respect to this item 7,959,549 shares voted for, 123,064 shares voted against and 179,043 shares abstained. No broker non-votes were received.

   SOURCE CAPITAL, INC.                                          BULK RATE
   11400 West Olympic Boulevard, Suite 1200                     U.S. POSTAGE
   Los Angeles, California 90064                                    PAID
                                                                    CMSS